NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Cardinal Aggressive Fund
NVIT Cardinal Moderately Aggressive Fund
NVIT Cardinal Capital Appreciation Fund
NVIT Cardinal Moderate Fund
NVIT Cardinal Balanced Fund
NVIT Cardinal Moderately Conservative Fund
NVIT Cardinal Conservative Fund
NVIT Income Bond Fund
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

Supplement dated January 24, 2012
to the Statement of Additional Information dated May 1, 2011

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective January 23, 2012, the Board of Trustees has approved the appointment of Brian Hirsch as Chief Compliance Officer of Nationwide Variable Insurance Trust, replacing Kevin Grether, interim Chief Compliance Office.  Mr. Hirsch most recently was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., which is a subsidiary of the Western Southern Financial Group in Cincinnati, Ohio.  Mr. Hirsch previously held senior positions with Puglisi & Co., Palisade Capital Management, Blaylock & Partners and Continental Asset Management Corp.  Mr. Hirsch earned a bachelor’s degree in Business Administration from Rutgers University, an M.B.A. from New York University and a law degree from American University.  He also holds FINRA Series 4, 7, 24 and 66 licenses.

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